Exhibit 10.1

America First Multifamily Investors, L.P.

Beneficial Unit Certificates Representing Assigned Limited Partnership Interests

Capital on Demand™ Sales Agreement

JonesTrading Institutional Services LLC

757 3rd Avenue, 23rd Floor

New York, NY 10017

December 7, 2017

Ladies and Gentlemen:

AMERICA FIRST MULTIFAMILY INVESTORS, L.P. a Delaware limited partnership (the “Partnership”), confirms its agreement (this “Agreement”) with JONESTRADING INSTITUTIONAL SERVICES LLC (the “Agent”), as follows:

1.Issuance and Sale of BUCs. The Partnership agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Agent, beneficial unit certificates (the “Placement Units”) representing assigned limited partnership interests of the Partnership (“BUCs”), having an aggregate offering price of up to $75,000,000; provided that, in no event shall the Partnership issue or sell through the Agent such number of Placement Units that (A) exceeds the number or dollar amount of BUCs that may be sold pursuant to the Registration Statement and (B) is authorized from time to time to be issued and sold under this Agreement by the board of managers of the general partner of the general partner of the Partnership (the “Board”), a duly authorized committee thereof or a duly authorized executive committee (the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the amount of Placement Units issued and sold under this Agreement shall be the sole responsibility of the Partnership and that Agent shall have no obligation in connection with such compliance. The issuance and sale of Placement Units through Agent will be effected pursuant to the Registration Statement (as defined below) filed by the Partnership and declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Partnership to use the Registration Statement to issue any Placement Units.

The Partnership has filed, in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations thereunder (the “Securities Act Regulations”), with the Commission a registration statement on Form S-3 (File No. 333-214656), including a base prospectus, relating to certain securities, including the Placement Units to be issued from time to time by the Partnership, and which incorporates by reference documents that the Partnership has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”). The Partnership has prepared a prospectus supplement specifically relating to the Placement Units (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Partnership will furnish to the Agent, for use by the Agent, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Placement Units. Except where the context otherwise requires, such registration statement, and any post-effective amendment thereto, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Partnership with the Commission pursuant to Rule 424(b) under the Securities Act Regulations, together with any then issued Issuer Free Writing Prospectus (defined below), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto, shall be deemed to refer to and include the documents incorporated or deemed to be incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein (the “Incorporated Documents”). For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System, or if applicable, the Interactive Data Electronic Application system when used by the Commission (collectively, “EDGAR”).

2.Placements. Each time that the Partnership wishes to issue and sell Placement Units hereunder (each, a “Placement”), it will notify the Agent by email notice (or other method mutually agreed to in writing by the Parties) of the number of Placement Units, the time period during which sales are requested to be made, any limitation on the number of Placement Units that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), the form of which is attached hereto as Schedule 1. The Placement Notice shall originate from any of the individuals from the Partnership set forth on Schedule 3 (with a copy to each of the other individuals from the Partnership listed on such schedule), and shall be addressed to each of the individuals from the Agent set forth on Schedule 3, as such Schedule 3 may be amended from time to time. The Placement Notice shall be effective unless and until (i) the Agent declines to accept the terms contained therein for any reason, in its sole discretion, (ii) the entire amount of the Placement Units thereunder have been sold, (iii) the Partnership suspends or terminates the Placement Notice for any reason, in its sole discretion, or (iv) the Agreement has been terminated under the provisions of Section 12.  The amount of any discount, commission or other compensation to be paid by the Partnership to Agent in connection with the sale of the Placement Units shall be calculated in accordance with the terms set forth in Schedule 2. It is expressly acknowledged and agreed that neither the Partnership nor the Agent will have any obligation whatsoever with respect to a Placement or any Placement Units unless and until the Partnership delivers a Placement Notice to the Agent and the Agent does not decline such Placement Notice pursuant to the terms set forth above, and then only upon the terms specified therein and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice will control.

3.Sale of Placement Units by Agent. Subject to the provisions of Section 5(a), the Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of the NASDAQ Stock Market LLC (the “Exchange”), to sell the Placement Units up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Agent will provide written confirmation to the Partnership no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Units hereunder setting forth the number of Placement Units sold on such day, the compensation payable by the Partnership to the Agent pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Partnership, with an itemization of the deductions made by the Agent (as set forth in Section 5(b)) from the gross proceeds that it receives from such sales. Subject to the terms of the Placement Notice, the Agent may sell Placement Units by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) of the Securities Act Regulations. Subject to the terms of a Placement Notice, the Agent may also sell Placement Units by any other method permitted by law and the rules and regulations of the Exchange, including but not limited to negotiated transactions, with the Partnership’s prior written consent. During the term of this Agreement, neither the Agent nor any of its affiliates or subsidiaries shall engage in (i) any short sale of any security of the Partnership or (ii) any sale of any security of the Partnership that the Agent does not own or any sale which is consummated by the delivery of a security of the Partnership borrowed by, or for the account of, the Agent. Neither the Agent nor any of its affiliates or subsidiaries shall engage in any proprietary trading or trading for the Agent’s (or its affiliates’ or subsidiaries’) own account.  Notwithstanding anything to the contrary, nothing in this Agreement shall limit the Agent’s ability or capacity to trade any security of Partnership, including short sales, in any transaction relating to bona fide errors or special settlements.

4.Suspension of Sales. The Partnership or the Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Schedule 3, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Schedule 3), suspend any sale of Placement Units; provided, however, that such suspension shall not affect or impair any party’s obligations with respect to any Placement Units sold hereunder prior to the receipt of such notice. Each party agrees that no such notice under this Section 4 shall be effective against any other party unless it is made to one of the individuals named on Schedule 3 hereto, as such Schedule may be amended from time to time.

5.Sale and Delivery to the Agent; Settlement.

(a)Sale of Placement Units. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Agent’s acceptance of the terms of a Placement Notice, and unless the sale of the Placement Units described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, the Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Units up to the amount specified in such Placement Notice, and otherwise in accordance with the terms of such Placement Notice. The Partnership acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling Placement Units, (ii) the Agent will incur no liability or obligation to the Partnership or any other person or entity if it does not sell Placement Units for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Units as required under this Agreement and (iii) the Agent shall be under no obligation to purchase Placement Units on a principal basis pursuant to this Agreement, except as otherwise agreed by the Agent and the Partnership.

(b)Settlement of Placement Units. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Units will occur on the second (2nd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Partnership on a Settlement Date against receipt of the Placement Units sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Agent, after deduction for (i) the Agent’s commission, discount or other compensation for such sales payable by the Partnership pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c)Delivery of Placement Units. On each Settlement Date, against payment of the Net Proceeds, the Partnership will, or will cause its transfer agent to, electronically transfer the Placement Units being sold by crediting the Agent’s or its designee’s account (provided the Agent shall have given the Partnership written notice of such designee prior to the Settlement Date) at The Depository Trust Partnership through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable, registered shares in good deliverable form. On each Settlement Date, the Agent will deliver the related Net Proceeds in same day funds to an account designated by the Partnership on, or prior to, the Settlement Date. The Partnership agrees that if the Partnership, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Units on a Settlement Date through no fault of the Agent, the Partnership agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) hereto, it will (i) hold the Agent harmless against any loss, claim, damage, or reasonable and documented expense (including reasonable and documented legal fees and expenses), as incurred, arising out of or in connection with such default by the Partnership or its transfer agent (if applicable) and (ii) pay to the Agent (without duplication) any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d)Limitations on Offering Size. Under no circumstances shall the Partnership cause or request the offer or sale of any Placement Units if, after giving effect to the sale of such Placement Units, the aggregate number or gross sales proceeds of Placement Units sold pursuant to this Agreement would exceed the Maximum Amount. Under no circumstances shall the Partnership cause or request the offer or sale of any Placement Units pursuant to this Agreement at a price lower than the minimum price authorized from time to time by the Partnership’s Board, a duly authorized committee thereof or a duly authorized executive committee, and notified to the

Agent in writing. Further, under no circumstances shall the Partnership cause or permit the aggregate offering amount of Placement Units sold pursuant to this Agreement to exceed the Maximum Amount.

6.Representations and Warranties of the Partnership. Except as disclosed in the Registration Statement or Prospectus (including the Incorporated Documents), the Partnership represents and warrants to, and agrees with the Agent that as of the date of this Agreement and as of each Applicable Time (as defined below), unless such representation, warranty or agreement specifies a different date or time:

(a)Registration Statement and Prospectus. The Partnership and the transactions contemplated by this Agreement meet the requirements for and comply with the conditions for the use of Form S-3 under the Securities Act. The Registration Statement has been filed with the Commission and declared effective under the Securities Act. The Prospectus Supplement will name the Agent as underwriter, acting as agent, in the section entitled “Plan of Distribution.” The Partnership has not received, and has no notice of, any order of the Commission preventing or suspending the use of the Registration Statement, or threatening or instituting proceedings for that purpose. The Registration Statement and the offer and sale of Placement Units as contemplated hereby meet the requirements of Rule 415 under the Securities Act and comply in all material respects with said Rule. Any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been or will be so described or filed. Copies of the Registration Statement, the Prospectus, and any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered, or are available through EDGAR, to Agent and its counsel. The Partnership has not distributed and, prior to the later to occur of each Settlement Date and completion of the distribution of the Placement Units, will not distribute any offering material in connection with the offering or sale of the Placement Units other than the Registration Statement and the Prospectus and any Issuer Free Writing Prospectus to which Agent has consented. The BUCs are currently quoted on the Exchange under the trading symbol “ATAX”. The Partnership has not, in the 12 months preceding the date hereof, received notice from the Exchange to the effect that the Partnership is not in compliance with the listing or maintenance requirements. The Partnership has no reason to believe that it will not in the foreseeable future continue to be in compliance with all such listing and maintenance requirements.

(b)No Misstatement or Omission. The Registration Statement, when it became or becomes effective, and the Prospectus, and any amendment or supplement thereto, on the date of such Prospectus or amendment or supplement, conformed and will conform in all material respects with the requirements of the Securities Act. At each Settlement Date, the Registration Statement and the Prospectus, as of such date, will conform in all material respects with the requirements of the Securities Act. The Registration Statement, when it became or becomes effective, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendment or supplement thereto, on the date thereof and at each Applicable Time (defined below), did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated in such document or necessary to make the statements in such document, in light of the circumstances under which they were made, not misleading. The foregoing shall not apply to statements in, or omissions from, any such document made in reliance upon, and in conformity with, information furnished to the Partnership by Agent specifically for use in the preparation thereof.

(c)Conformity with Securities Act and Exchange Act. The Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto, and the Incorporated Documents, when such documents were or are filed with the Commission under the Securities Act or the Exchange Act or became or become effective under the Securities Act, as the case may be, conformed and will conform in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable.

(d)Financial Information. The financial statements of the Partnership included or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly, in all material respects, the financial position of the Partnership as of the dates indicated and the results of operations, cash flows and changes in stockholders’ equity of the Partnership for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with GAAP (as defined below) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which will not be material, either individually or in the aggregate) during the periods involved; the other financial and statistical data with respect to the Partnership contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Partnership; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, or the Prospectus that are not included or incorporated by reference as required; the Partnership does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(e)Conformity with EDGAR Filing. The Prospectus delivered to the Agent for use in connection with the sale of the Placement Units pursuant to this Agreement will be identical to the versions of the Prospectus created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

(f)Organization. The Partnership is duly organized, validly existing as a limited partnership and in good standing under the laws of its jurisdiction of organization. The Partnership is duly licensed or qualified as a foreign limited partnership for transaction of business and in good standing under the laws of each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such license or qualification, and has all limited partnership power and authority necessary to own or hold its properties and to conduct its business as described in the Registration Statement and the Prospectus, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on or affecting the assets, business, operations, earnings, properties, condition (financial or otherwise), prospects, partners’ equity or results of operations of the Partnership or prevent or materially interfere with consummation of the transactions contemplated hereby (a “Material Adverse Effect”).

(g)Subsidiaries.  Except as set forth in the Prospectus and the Incorporated Documents, the Partnership does not own or control, directly or indirectly, any shares of capital stock and does not have any other equity or proprietary interest in any other corporation or any equity interest in any partnership, joint venture, association, trust, limited liability Partnership or other non-corporate business entity.

(h)No Violation or Default. The Partnership is not (i) in violation of its certificate of limited partnership or agreement of limited partnership or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Partnership is a party or by which the Partnership is bound or to which any of the property or assets of the Partnership is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of each of clauses (ii) and (iii) above, for any such violation or default that would not, individually or in the aggregate, have a Material Adverse Effect. To the Partnership’s knowledge, no other party under any material contract or other agreement to which it is a party is in default in any respect thereunder where such default would have a Material Adverse Effect.

(i)No Material Adverse Effect. Subsequent to the latest date as of which information is given in the Registration Statement, the Prospectus and the Issuer Free Writing Prospectuses, if any, (including any document deemed incorporated by reference therein), there has not been (i) any Material Adverse Effect, (ii) any transaction which is material to the Partnership, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Partnership which is material to the Partnership, (iv) any material change in the BUCs or outstanding long-term indebtedness (other than (A) the grant of additional awards under equity incentive plans, (B) changes in the number of outstanding BUCs due to the issuance of BUCs upon the exercise or conversion of securities exercisable for or convertible into BUCs outstanding on the date hereof, (C) any repurchase of BUCs of the Partnership, (D) as a result of the sale of Placement Units, or (E) other than as publicly reported or announced), or (v) any dividend or distribution of any kind declared, paid or made on the BUCs of the Partnership other than in each case above in the ordinary course of business or as otherwise disclosed in the Registration Statement or Prospectus (including any document deemed incorporated by reference therein).

(j)Capitalization. The issued and outstanding BUCs of the Partnership have been validly issued, are fully paid and nonassessable and, other than as disclosed in the Registration Statement or the Prospectus, are not subject to any preemptive rights, rights of first refusal or similar rights. The Partnership has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus as of the dates referred to therein (other than the grant of additional options and restricted unit awards under the Partnership’s existing equity incentive plans, or changes in the number of outstanding BUCs of the Partnership due to the issuance of BUCs upon the exercise or conversion of securities exercisable for, or convertible into, BUCs outstanding on the date hereof) and such authorized BUCs conform to the description thereof set forth in the Registration Statement and the Prospectus. The description of the securities of the Partnership in the Registration Statement and the Prospectus is complete and accurate in all material respects. As of the date referred to therein, the Partnership does not have outstanding any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or exchangeable for, or any contracts or commitments to issue or sell, any BUCs or other securities.

(k)Authorization; Enforceability. The Partnership has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Partnership and is a legal, valid and binding agreement of the Partnership enforceable in accordance with its terms, except (i) to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification and contribution provisions of Section 10 hereof may be limited by federal or state securities laws and public policy considered in respect thereof.

(l)Authorization of Placement Units. The Placement Units, when issued and delivered pursuant to the terms approved by the Board or a duly authorized committee thereof, against payment therefor as provided herein, will be duly and validly authorized and issued and fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal or other similar rights, and will be registered pursuant to Section 12 of the Exchange Act. The Placement Units, when issued, will conform in all material respects to the description thereof set forth in or incorporated into the Prospectus.

(m)No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Partnership of this Agreement, or the issuance and sale by the Partnership of the Placement Units, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or by the by-laws and rules of the Financial Industry Regulatory Authority (“FINRA”) or the Exchange in connection with the sale of the Placement Units by the Agent.

(n)No Preferential Rights. (i) No person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act (each, a “Person”), has the right, contractual or otherwise, to cause the Partnership to issue or sell to such Person any BUCs or other securities of the Partnership, (ii) no Person has any preemptive rights, resale rights, rights of first refusal, or any other rights (whether pursuant to a “poison pill” provision or otherwise) to purchase any BUCs or other securities of the Partnership, (iii) no Person has the right to act as an underwriter or as a financial advisor to the Partnership in connection with the offer and sale of BUCs, and (iv) no Person has the right, contractual or otherwise, to require the Partnership to register under the Securities Act any BUCs or other securities of the Partnership, or to include any such BUCs or other securities in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Placement Units as contemplated thereby or otherwise.

(o)Independent Public Accountant.  PricewaterhouseCoopers LLP (the “Accountant”), whose report on the financial statements of the Partnership is filed with the Commission as part of the Partnership’s most recent Annual Report on Form 10-K filed with the Commission and incorporated by reference into the Registration Statement and the Prospectus, are and, during the periods covered by their report, were an independent registered public accounting firm with respect to the Partnership within the meaning of the Securities Act and the Public Partnership Accounting Oversight Board (United States). To the Partnership’s knowledge, the Accountant is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to the Partnership.

(p)Enforceability of Agreements. All agreements between the Partnership and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Partnership enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited be federal or state securities laws or public policy considerations in respect thereof, and except for any unenforceability that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(q)No Litigation. There are no legal, governmental or regulatory actions, suits or proceedings pending, nor, to the Partnership’s knowledge, any legal, governmental or regulatory investigations, to which the Partnership is a party or to which any property of the Partnership is the subject that, individually or in the aggregate, if determined adversely to the Partnership would have a Material Adverse Effect or materially and adversely affect the ability of the Partnership to perform its obligations under this Agreement; to the Partnership’s knowledge, no such actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory investigations, actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described; and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement that are not so filed.

(r)Licenses and Permits. The Partnership possesses or has obtained, all licenses, certificates, consents, orders, approvals, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration

Statement and the Prospectus (the “Permits”), except where the failure to possess, obtain or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Partnership has not received written notice of any proceeding relating to revocation or modification of any such Permit or has any reason to believe that such Permit will not be renewed in the ordinary course, except where the failure to obtain any such renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)No Material Defaults. The Partnership has not defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, have a Material Adverse Effect. The Partnership has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long-term leases, which defaults, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect

(t)S-3 Eligibility. (i) At the time of filing the Registration Statement and (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), the Partnership met the then applicable requirements for use of Form S-3 under the Securities Act, including compliance with General Instruction I.B.1 of Form S-3.

(u) Certain Market Activities. Neither the Partnership nor, to the Partnership’s knowledge, any of its managers, officers or controlling persons has taken, directly or indirectly, any action designed, or that has constituted or would reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Placement Units.

(v)Broker/Dealer Relationships. Neither the Partnership nor, to the Partnership’s knowledge, any of the Partnership’s affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a member” or “associated person of a member” (within the meaning set forth in the FINRA Manual).

(w)No Reliance. The Partnership has not relied upon the Agent or legal counsel for the Agent for any legal, tax or accounting advice in connection with the offering and sale of the Placement Units.

(x)Taxes. The Partnership has filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to file or pay would not reasonably be expected to have a Material Adverse Effect. Except as otherwise disclosed in or contemplated by the Registration Statement or the Prospectus, no tax deficiency has been determined adversely to the Partnership which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Partnership has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which reasonably would be expected to have a Material Adverse Effect.

(y)Title to Real and Personal Property. The Partnership has good and valid title in fee simple to all items of real property and good and valid title to all personal property described in the Registration Statement or Prospectus as being owned by it that are material to the business of the Partnership, in each case free and clear of all liens, encumbrances and claims, except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Partnership or (ii) would not reasonably expected, individually or in the aggregate, to have a Material Adverse Effect. Any real property described in the Registration Statement or Prospectus as being leased by the Partnership is held by it under valid, existing and enforceable leases, except those that (A) do not materially interfere with the use made or proposed to be made of such property by the Partnership or (B) would not be reasonably expected to have a Material Adverse Effect.

(z)Intellectual Property. The Partnership owns or possesses adequate enforceable rights to use all patents, patent applications, trademarks (both registered and unregistered), service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, the “Intellectual Property”), necessary for the conduct of its business as conducted as of the date hereof, except to the extent that the failure to own or possess adequate rights to use such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; the Partnership has not received any written notice of any claim of infringement or conflict which asserted Intellectual Property rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Effect; there are no pending, or to the Partnership’s knowledge, threatened judicial proceedings or interference proceedings against the Partnership challenging the Partnership’s rights in or to or the validity of the scope of any of the Partnership’s patents, patent applications or proprietary information.

(aa)Environmental Laws. The Partnership (i) is in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its businesses as described in the Registration Statement and the Prospectus; and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in the case of any of clauses (i), (ii) or (iii) above, for any such failure to comply or failure to receive required permits, licenses, other approvals or liability as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)Disclosure Controls. The Partnership maintains a system of internal control over financial reporting (as such term is defined in Exchange Act Rule 13a-15(f) or 15d-15(f)) designed to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Partnership is not aware of any material weaknesses in its internal control over financial reporting (other than as set forth in the Prospectus). Since the date of the latest audited financial statements of the Partnership included in the Prospectus, there has been no change in the Partnership’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s internal control over financial reporting (other than as set forth in the Prospectus). The Partnership has established disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 of the Exchange Act Regulations) for the Partnership and designed such disclosure controls and procedures to ensure that material information relating to the Partnership is made known to the certifying officers by others within those entities, particularly during the period in which the Partnership’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Partnership’s certifying officers have evaluated the effectiveness of the Partnership’s controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year most recently ended (such date, the “Evaluation Date”). The Partnership presented in its Form 10-K for the fiscal year most recently ended the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Partnership’s internal controls (as such term is defined in Rules 13a-15 and 15d-15 of the Exchange Act Regulations) or, to the Partnership’s knowledge, in other factors that could significantly affect the Partnership’s internal controls. To the knowledge of the Partnership, the Partnership’s “internal controls over financial reporting” and “disclosure controls and procedures” are effective.

(cc)Sarbanes-Oxley. The Partnership is not aware of any failure on the part of the Partnership or any of the Partnership’s managers or officers, in their capacities as such, to comply with any applicable provisions of the Sarbanes-Oxley Act and the applicable rules and regulations promulgated thereunder in all material respects. Each of the principal executive officer and the principal financial officer of the Partnership (or each former principal executive officer of the Partnership and each former principal financial officer of the Partnership as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to all reports, schedules, forms, statements and other documents required to be filed by it or furnished by it to the Commission during the 12 months prior to the date of this Agreement. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(dd)Finder’s Fees. The Partnership has not incurred any liability for any finder’s fees, brokerage commissions or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to Agent pursuant to this Agreement.

(ee)Labor Disputes. No labor disturbance by or dispute with employees of the Partnership exists or, to the knowledge of the Partnership, is threatened which would be reasonably likely to have a Material Adverse Effect

(ff)Investment Partnership Act. The Partnership is not or after giving effect to the offering and sale of the Placement Units, will not be an “investment Partnership” or an entity “controlled” by an “investment Partnership,” as such terms are defined in the Investment Partnership Act of 1940, as amended (the “Investment Partnership Act”).

(gg)Operations. The operations of the Partnership are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Partnership is subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), except as would not have a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership with respect to the Money Laundering Laws is pending or, to the knowledge of the Partnership, threatened.

(hh)Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Partnership, and/or, to the knowledge of the Partnership, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that would reasonably be expected to affect materially the Partnership’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

(ii)Underwriter Agreements. Other than with respect to this Agreement, the Partnership is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity transaction.

(jj)ERISA. To the knowledge of the Partnership, each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Partnership or any of its affiliates for employees or former employees of the Partnership has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Partnership with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(kk)Forward Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) (a “Forward Looking Statement”) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward Looking Statements incorporated by reference in the Registration Statement and the Prospectus from the Partnership’s Annual Report on Form 10-K for the fiscal year most recently ended (i) are within the coverage of the safe harbor for forward looking statements set forth in Section 27A of the Securities Act, Rule 175(b) under the Securities Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Partnership with a reasonable basis and in good faith and reflect the Partnership’s good faith commercially reasonable best estimate of the matters described therein, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Securities Act.

(ll)Agent Purchases. The Partnership acknowledges and agrees that Agent has informed the Partnership that the Agent may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell BUCs for its own account while this Agreement is in effect, provided, that (i) no such purchase or sales shall take place while a Placement Notice is in effect (except to the extent each Agent may engage in sales of Placement Units purchased or deemed purchased from the Partnership as a “riskless principal” or in a similar capacity) and (ii) the Partnership shall not be deemed to have authorized or consented to any such purchases or sales by the Agent.

(mm)Margin Rules. To the Partnership’s knowledge, neither the issuance, sale and delivery of the Placement Units nor the application of the proceeds thereof by the Partnership as described in the Registration Statement and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(nn)Insurance. The Partnership carries, or is covered by, insurance in such amounts and covering such risks as the Partnership reasonably believes is adequate for the conduct of its business and as is customary for companies engaged in similar businesses in similar industries.

(oo)No Improper Practices. (i) Neither the Partnership, nor to the Partnership’s knowledge, any of its executive officers has, in the past five years, made any unlawful contributions to any candidate for any political office (or failed fully to disclose any contribution in violation of law) or made any contribution or other payment to any official of, or candidate for, any federal, state, municipal, or foreign office or other person charged with similar public or quasi-public duty in violation of any law or of the character required to be disclosed in the Prospectus; (ii) no relationship, direct or indirect, exists between or among the Partnership or, to the Partnership’s knowledge, any affiliate of it, on the one hand, and the managers, officers and partners of the Partnership, that is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Partnership, or any affiliate of it, on the one hand, and the managers, officers, or partners of the Partnership that is required by the rules of FINRA to be described in the Registration Statement and the Prospectus that is not so described; (iv) there are no material outstanding loans or advances or material guarantees of indebtedness by the Partnership to or for the benefit of any of its managers or officers or any of the members of the families of any of them; (v) the Partnership has not offered, or caused any placement agent to offer, BUCs to any person with the intent to influence unlawfully (A) a customer or supplier of the Partnership to alter the customer’s or supplier’s level or type of business with the Partnership or (B) a trade journalist or publication to write or publish favorable information about the Partnership or any of its products or services, and, (vi) neither the Partnership nor, to the Partnership’s knowledge, any employee or agent of the Partnership has made any payment of funds of the Partnership or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus).

(pp)Compliance with Applicable Laws. The conduct of business by the Partnership complies, and at all times has complied, in all material respects with federal, state, local and foreign laws, statutes, ordinances, rules, regulations, decrees, orders, Permits and other similar items (“Laws”) applicable to its business, including, without limitation, any licensing and certification Laws covering any aspect of the business of the Partnership. The Partnership has not received any notification asserting, nor has knowledge of, any present or past failure to comply with or violation of any such Laws.

(qq)Tax Status.  The Partnership is a limited partnership and has been and is treated as a publicly traded partnership that is not taxable as a corporation and not as either a corporation or an association taxable as a corporation for federal income tax purposes, and the holders of the Placement Units will be treated as partners for U.S. federal income tax purposes.

(rr)Status Under the Securities Act. The Partnership was not and is not an ineligible issuer as defined in Rule 405 under the Securities Act at the times specified in Rules 164 and 433 under the Securities Act in connection with the offering of the Placement Units.

(ss)No Misstatement or Omission in an Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, as of its issue date and as of each Applicable Time (as defined in Section 24 below), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership by the Agent specifically for use therein.

(tt)No Conflicts. Neither the execution of this Agreement, nor the issuance, offering or sale of the Placement Units, nor the consummation of any of the transactions contemplated herein and therein, nor the compliance by the Partnership with the terms and provisions hereof and thereof will conflict with, or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Partnership pursuant to the terms of any contract or other agreement to which the Partnership may be bound or to which any of the property or assets of the Partnership is subject, except (i) such conflicts, breaches or defaults as may have been waived and (ii) such conflicts, breaches and defaults that would not have a Material Adverse Effect; nor will such action result (x) in any violation of the provisions of the organizational or governing documents of the Partnership, or (y) in any material violation of the provisions of any statute or any order, rule or regulation applicable to the Partnership or of any court or of any federal, state or other regulatory authority or other government body having jurisdiction over the Partnership.

(uu)OFAC.  None of the Partnership or, to the knowledge of the Partnership, any manager, officer, agent, employee, affiliate or representative of the Partnership is a government, individual or entity (in this paragraph (uu), “Person”) that is, or is owned or controlled by a Person that is, currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); provided however, that for the purposes of this paragraph (uu), no person shall be an affiliate of the Partnership solely by reason of owning less than a majority of any class of voting securities of the Partnership. The Partnership will not directly or indirectly use the proceeds of the offering of the Placement Units hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(vv) Stock Transfer Taxes. On each Settlement Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Placement Units to be sold hereunder will be, or will have been, fully paid or provided for by the Partnership and all laws imposing such taxes will be or will have been fully complied with.

Any certificate signed by an officer of the Partnership and delivered to the Agent or to counsel for the Agent pursuant to or in connection with this Agreement shall be deemed to be a representation and warranty by the Partnership, as applicable, to the Agent as to the matters set forth therein.

7.Covenants of the Partnership. The Partnership covenants and agrees with Agent that:

(a)Registration Statement Amendments. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Units is required to be delivered by Agent under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Partnership will notify the Agent promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, , (ii) if any event shall occur as a result of which, in the reasonable opinion of the Partnership or the Agent, it becomes necessary to amend or supplement the Registration Statement or Prospectus in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, the Partnership will prepare and file with the Commission, promptly upon the Agent’s request or upon the determination of the Partnership, any amendments or supplements to the Registration Statement or Prospectus so that, in connection with the distribution of the Placement Units by the Agent, the Prospectus as so amended or supplemented will not, in light of the circumstances when it is so delivered, be misleading (provided, however, that the failure of the Agent to make such request shall not relieve the Partnership of any obligation or liability hereunder, or affect the Agent’s right to rely on the representations and warranties made by the Partnership in this Agreement and provided, further, that the only remedy the Agent shall have with respect to the failure to make such filing shall be to cease making sales under this Agreement until such amendment or supplement is filed), (iii) the Partnership will not file any amendment or supplement to the Registration Statement or Prospectus relating to the Placement Units or a security convertible into the Placement Units unless a copy thereof has been submitted to Agent within a reasonable period of time before the filing and the Agent has not objected thereto (provided, however, that (A) the failure of the Agent to make such objection shall not relieve the Partnership of any obligation or liability hereunder, or affect the Agent’s right to rely on the representations and warranties made by the Partnership in this Agreement and (B) the Partnership has no obligation to provide the Agent any advance copy of such filing or to provide the Agent an opportunity to object to such filing if the filing does not name the Agent or does not relate to the transaction herein provided; and provided, further, that the only remedy Agent shall have with respect to the failure to by the Partnership to obtain such consent shall be to cease making sales under this Agreement) and the Partnership will furnish to the Agent at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference into the Registration Statement or Prospectus, except for those documents available via EDGAR; and (iv) the Partnership will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed (the determination to file or not file any amendment or supplement with the Commission under this Section 7(a), based on the Partnership’s reasonable opinion or reasonable objections, shall be made exclusively by the Partnership).  Notwithstanding the foregoing, this Section 7(a) shall not be construed to limit the Partnership’s ability to file with the Commission a registration statement on Form S-3 pursuant to Rule 415(a)(6) of the Securities Act to cover any securities registered pursuant to the current Registration Statement, including any Placement Units, as a result of the end of the three-year period described in Rule 415(a)(5) of the Securities Act.

(b)Notice of Commission Stop Orders. The Partnership will advise the Agent, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Placement Units for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. The Partnership will advise the Agent promptly after it receives any request by the Commission for any amendments to the Registration Statement or any amendment or supplements to the Prospectus or any Issuer Free Writing Prospectus or for additional information related to the offering of the Placement Units or for additional information related to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus.

(c)Delivery of Prospectus; Subsequent Changes. During any period in which a Prospectus relating to the Placement Units is required to be delivered by the Agent under the Securities Act with respect to the offer and sale of the Placement Units, (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Partnership will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act, as from time to time in force, and to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act. If the Partnership has omitted any information from the Registration Statement pursuant to Rule 430A under the Securities Act, it will use commercially reasonable efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Agent promptly of all such filings. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Partnership will promptly notify Agent to suspend the offering of Placement Units during such period and the Partnership will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Partnership) so as to correct such statement or omission or effect such compliance; provided, however, that the Partnership may delay the filing of any amendment or supplement, if in the judgment of the Partnership, it is in the best interests of the Partnership.

(d)Listing of Placement Units. During any period in which the Prospectus relating to the Placement Units is required to be delivered by the Agent under the Securities Act with respect to the offer and sale of the Placement Units, the Partnership will use its commercially reasonable efforts to cause the Placement Units to be listed on the Exchange and to qualify the Placement Units for sale under the securities laws of such jurisdictions as Agent reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Placement Units; provided, however, that the Partnership shall not be required in connection therewith to qualify as a foreign corporation or dealer in securities or file a general consent to service of process in any jurisdiction.

(e)Delivery of Registration Statement and Prospectus. The Partnership will furnish to the Agent and its counsel (at the expense of the Partnership) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during any period in which a Prospectus relating to the Placement Units is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as the Agent may from time to time reasonably request and, at Agent’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of the Placement Units may be made; provided, however, that the Partnership shall not be required to furnish any document (other than the Prospectus) to the Agent to the extent such document is available on EDGAR.

(f)Earnings Statement. The Partnership will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Partnership’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) and Rule 158 of the Securities Act.

(g)Use of Proceeds. The Partnership will use the Net Proceeds as described in the Prospectus in the section entitled “Use of Proceeds.”

(h)Notice of Other Sales. Without prior written notice to Agent, the Partnership will not, directly or indirectly, offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any BUCs (other than the Placement Units offered pursuant to this Agreement) or securities convertible into or exchangeable for BUCs, warrants or any rights to purchase or acquire, BUCs during the period beginning on the date on which any Placement Notice is delivered to Agent hereunder and ending on the second (2nd) Trading Day immediately following the final Settlement Date with respect to Placement Units sold pursuant to such Placement Notice (or, if the Placement Notice has been terminated or suspended prior to the sale of all Placement Units covered by a Placement Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any BUCs (other than the Placement Units offered pursuant to this Agreement) or securities convertible into or exchangeable for BUCs, warrants or any rights to purchase or acquire, BUCs prior to the termination of this Agreement; provided, however, that such restrictions will not be required in connection with the Partnership’s issuance or sale of (i) BUCs, restricted units, options to purchase BUCs or BUCs issuable upon the exercise of options, pursuant to any employee or director option or benefits plan, equity ownership plan or dividend reinvestment plan (but not BUCs subject to a waiver to exceed plan limits in any dividend reinvestment plan that the Partnership adopts or may be adopted in the future) of the Partnership whether now in effect or hereafter implemented, (ii) BUCs issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding, and disclosed in filings by the Partnership available on EDGAR or otherwise in writing to the Agent, and (iii) BUCs, or securities convertible into or exercisable for BUCs, offered and sold in a negotiated transaction to vendors, customers, strategic partners or potential strategic partners, acquisition candidates or other investors conducted in a manner so as not to be integrated with the offering of BUCs hereby.  Notwithstanding the foregoing, nothing herein shall be construed to restrict the Partnership’s ability to file a registration statement under the Securities Act or require the Partnership to provide notice to the Agent of any filing thereof.

(i)Change of Circumstances. The Partnership will, at any time during the pendency of a Placement Notice advise the Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document required to be provided to the Agent pursuant to this Agreement.

(j)Due Diligence Cooperation. During the term of this Agreement, the Partnership will cooperate with any reasonable due diligence review conducted by the Agent or its representatives in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior corporate officers, during regular business hours and at the Partnership’s principal offices, as the Agent may reasonably request.

(k)Required Filings Relating to Placement of Placement Units. The Partnership agrees that on such dates as the Securities Act shall require with respect to the Placement Units, the Partnership will (i) file a prospectus supplement with the Commission under the applicable paragraph of Rule 424(b) under the Securities Act (each and every filing under Rule 424(b), a “Filing Date”), which prospectus supplement will set forth, within the relevant period, the amount of Placement Units sold through the Agent, the Net Proceeds to the Partnership and the compensation payable by the Partnership to the Agent with respect to such Placement Units, and (ii) deliver such number of copies of each such prospectus supplement to each exchange or market on which such sales were effected as may be required by the rules or regulations of such exchange or market.

(l)Representation Dates; Certificate. On the date of this Agreement and within five (5) trading days of each time the Partnership:

(i)files the Prospectus relating to the Placement Units or amends or supplements (other than a prospectus supplement relating solely to an offering of securities other than the Placement Units), the Registration Statement or the Prospectus relating to the Placement Units by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Units;

(ii)files an annual report on Form 10-K under the Exchange Act (including any Form 10-K/A containing amended financial information or a material amendment to the previously filed Form 10-K);

(iii)files its quarterly reports on Form 10-Q under the Exchange Act; or

(iv)files a current report on Form 8-K containing amended financial information (other than information “furnished” pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassification of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act; (Each date of filing of one or more of the documents referred to in clauses (i) through (iv) shall be a “Representation Date.”) the Partnership shall furnish the Agent (but in the case of clause (iv) above only if the Agent reasonably determines that the information contained in such Form 8-K is material) with a certificate, in the form attached hereto as Exhibit 7(l). The requirement to provide a certificate under this Section 7(l) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Partnership delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Partnership files its annual report on Form 10-K. Notwithstanding the foregoing, if the Partnership subsequently decides to sell Placement Units following a Representation Date when the Partnership relied on such waiver and did not provide the Agent with a certificate under this Section 7(l), then before the Partnership delivers the Placement Notice or the Agent sells any Placement Units, the Partnership shall provide the Agent with a certificate, in the form attached hereto as Exhibit 7(l), dated the date of the Placement Notice.

(m)Legal Opinion. (1) On or prior to the date of the first Placement Notice given hereunder and (2) within five (5) Trading Days of each Representation Date with respect to which the Partnership is obligated to deliver a certificate in the form attached hereto as Exhibit 7(l) for which no waiver is applicable, the Partnership shall cause to be furnished to the Agent a written opinion of Barnes & Thornburg LLP and, with respect to certain tax matters only, Baird Holm LLP (collectively, “Partnership Counsel”), or other counsel reasonably satisfactory to the Agent, in form and substance reasonably satisfactory to Agent and its counsel; provided, that in lieu of such opinions for subsequent periodic filings under the Exchange Act, counsel may furnish the Agent with a letter (a “Reliance Letter”) to the effect that the Agent may rely on a prior opinion delivered under this Section 7(m) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of the date of the Reliance Letter).

(n)Comfort Letter. (1) On the date of this Agreement and (2) within five (5) Trading Days of each Representation Date, other than pursuant to Section 7(l)(iii), with respect to which the Partnership is obligated to deliver a certificate in the form attached hereto as Exhibit 7(l) for which no waiver is applicable, the Partnership shall cause its independent accountants to furnish the Agent letters (the “Comfort Letters”), dated the date the Comfort Letter is delivered, which shall meet the requirements set forth in this Section 7(n); provided, that if requested by the Agent, the Partnership shall cause a Comfort Letter to be furnished to the Agent within ten (10) Trading Days of the date of occurrence of any material transaction or event, including the restatement of the Partnership’s financial statements. The Comfort Letter from the Partnership’s independent accountants shall be in a form and substance reasonably satisfactory to the Agent, (i) confirming that they are an independent public accounting firm within the meaning of the Securities Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(o)Market Activities. The Partnership will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of BUCs or (ii) sell, bid for, or purchase BUCs, or pay anyone any compensation for soliciting purchases of the Placement Units other than the Agent; provided that, notwithstanding the foregoing, the Partnership may, subjection to limitations of applicable law, including by not limited to Regulation M, bid for and purchase BUCs in accordance with Rule 10b-18 under the Exchange Act.

(p)Investment Company Act. The Partnership will conduct its affairs in such a manner so as to reasonably ensure that it will not become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act.

(q)No Offer to Sell. Other than the Prospectus and any Issuer Free Writing Prospectus approved in advance by the Partnership and the Agent in its capacity as agent hereunder, neither the Agent nor the Partnership (including its agents and representatives, other than Agent in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Securities Act), required to be filed with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Placement Units hereunder.

(r)Sarbanes-Oxley Act. The Partnership will maintain and keep accurate books and records reflecting its assets and maintain internal accounting controls in a manner designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and including those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Partnership, (ii) provide reasonable assurance that transactions are recorded as necessary to permit the preparation of the Partnership’s consolidated financial statements in accordance with generally accepted accounting principles, (iii) that receipts and expenditures of the Partnership are being made only in accordance with management’s and the Partnership’s directors’ and managers’ authorization, and (iv) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Partnership’s assets that could have a material effect on its financial statements. The Partnership will use commercially reasonable efforts to maintain such controls and other procedures, including, without limitation, those required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the applicable regulations thereunder that are designed to ensure that information required to be disclosed by the Partnership in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Partnership in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Partnership’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure and to ensure that material information relating to the Partnership is made known to it by others within the Partnership, particularly during the period in which such periodic reports are being prepared.

8.Payment of Expenses. The Partnership will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, filing, including any fees required by the Commission, and printing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, in such number as the Agent shall reasonably deem necessary, (ii) the printing and delivery to the Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Units, (iii) the preparation, issuance and delivery of the certificates, if any, for the Placement Units to the Agent, including any stock or other transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Units to the Agent, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Partnership, (v) the reasonable and documented out-of-pocket expenses of Agent, including fees and disbursements of counsel to the Agent, (vi) the printing and delivery to the Agent of copies of any Permitted Issuer Free Writing Prospectus (defined below) and the Prospectus and any amendments or supplements thereto in such number as the Agent shall deem reasonably necessary, (vii) the preparation, printing and delivery to the Agent of copies of the blue sky survey and any Canadian “wrapper” and any supplements thereto, in such number as the Agent shall deem reasonably necessary, (viii) the fees and expenses of the transfer agent and registrar for the BUCs, (ix) the fees and expenses incident to any review by FINRA of the terms of the sale of the Placement Units, including fees and expenses of counsel to the Agent, and (x) the fees and expenses incurred in connection with the listing of the Placement Units on the Exchange. Notwithstanding the foregoing, in no event shall the amount of expenses reimbursed to Agent hereunder exceed $50,000.

9.Conditions to Agent’s Obligations. The obligations of the Agent hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Partnership herein, to the due performance by the Partnership of its obligations hereunder, to the completion by the Agent of a due diligence review satisfactory to it in its reasonable judgment, and to the continuing satisfaction (or waiver by the Agent in its sole discretion) of the following additional conditions:

(a)Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the sale of all Placement Units contemplated to be issued by any Placement Notice.

(b)No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Partnership of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Partnership of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Units for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, the Prospectus or documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)No Misstatement or Material Omission. Agent shall not have advised the Partnership that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the Agent’s reasonable opinion is material, or omits to state a fact that in the Agent’s reasonable opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)Material Changes. Except as contemplated in the Prospectus, or disclosed in the Partnership’s reports filed with the Commission, there shall not have been any material adverse change, on a consolidated basis, in the partners’ capital of the Partnership or any Material Adverse Effect, or any development that could reasonably be expected to cause a Material Adverse Effect.

(e)Legal Opinion. The Agent shall have received the opinions of Partnership Counsel required to be delivered pursuant Section 7(m) on or before the date on which such delivery of such opinions is required pursuant to Section 7(m).

(f)Comfort Letter. The Agent shall have received the Comfort Letter required to be delivered pursuant Section 7(n) on or before the date on which such delivery of such Comfort Letter is required pursuant to Section 7(n).

(g)Representation Certificate. The Agent shall have received the certificate required to be delivered pursuant to Section 7(l) on or before the date on which delivery of such certificate is required pursuant to Section 7(l).

(h)Secretary’s Certificate. On the date of this Agreement, the Agent shall have received a certificate, signed on behalf of the Partnership by its corporate Secretary, in form and substance satisfactory to the Agent and its counsel.

(i)No Suspension. Trading in BUCs shall not have been suspended on the Exchange, and the BUCs shall not have been delisted from the Exchange.

(j)Other Materials. On each date on which the Partnership is required to deliver a certificate pursuant to Section 7(l), the Partnership shall have furnished to the Agent such appropriate further information, certificates and documents as the Agent may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Partnership will furnish the Agent with such conformed copies of such opinions, certificates, letters and other documents as the Agent shall reasonably request.

(k)Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(l)Approval for Listing. The Placement Units shall either have been approved for listing quotation on the Exchange, subject only to notice of issuance, or the Partnership shall have filed an application for listing quotation of the Placement Units on the Exchange at, or prior to, the issuance of any Placement Notice.

(m)No Termination Event. There shall not have occurred any event that would permit the Agent to terminate this Agreement pursuant to Section 12(a).

10.Indemnification and Contribution.

(a)Partnership Indemnification. The Partnership agrees to indemnify and hold harmless the Agent, its partners, members, directors, officers, employees and agents and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Agent, which consent shall not unreasonably be delayed or withheld; and

(iii)against any and all expense whatsoever, as incurred (including the reasonable and documented fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, of the Partnership to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with written information furnished to the Partnership by the Agent expressly for use in the Registration Statement (or any amendment thereto), or in any related Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b)Agent Indemnification. Agent agrees to indemnify and hold harmless the Partnership and each officer and manager of the Partnership who signed the Registration Statement, and each person, if any, who (i) controls the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Partnership against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 10(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information relating to the Agent and furnished to the Partnership in writing by the Agent expressly for use therein.

(c)Procedure. Any party that proposes to assert the right to be indemnified under this Section 10 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 10, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 10 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 10 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable and documented costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable and documented fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly after the indemnifying party receives a written invoice relating to fees, disbursements and other reasonable charges in reasonable detail. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 10 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (1) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (2) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 10 is applicable in accordance with its terms but for any reason is held to be unavailable from the Partnership or the Agent, the Partnership and the Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred and documented in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Partnership from persons other than the Agent, such as persons who control the Partnership within the meaning of the Securities Act, officers and managers of the Partnership who signed the Registration Statement, who also may be liable for contribution) to which the Partnership and the Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Partnership on the one hand and the Agent on the other hand. The relative benefits received by the Partnership on the one hand and the Agent on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Placement Units (before deducting expenses) received by the Partnership bear to the total compensation received by the Agent (before deducting expenses) from the sale of Placement Units on behalf of the Partnership. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Partnership, on the one hand, and the Agent, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership or the Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership and the Agent agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense, or damage, or action in respect thereof, referred to above in this Section 10(d) shall be deemed to include, for the purpose of this Section 10(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 10(c) hereof. Notwithstanding the foregoing provisions of this Section 10(d), the Agent shall not be required to contribute any amount in excess of the commissions received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 10(d), any person who controls a party to this Agreement within the meaning of the Securities Act, and any officers, directors, managers, partners, employees or agents of the Agent, will have the same rights to contribution as that party, and each officer and manager of the Partnership who signed the Registration Statement will have the same rights to contribution as the Partnership, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 10(d), will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 10(d) except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 10(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 10(c) hereof.

11.Additional Covenants.

(a)Representations and Covenants of the Agent. The Agent represents and warrants that it is duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Placement Units will be offered and sold, except such states in which the Agent is exempt from registration or such registration is not otherwise required. The Agent shall continue, for the term of this Agreement, to be duly registered as a broker-dealer under FINRA, the Exchange Act and the applicable statutes and regulations of each state in which the Placement Units will be offered and sold, except such states in which the Agent is exempt from registration or such registration is not otherwise required, during the term of this Agreement. The Agent shall comply with all applicable law and regulations in connection with the transactions contemplated by this Agreement, including the issuance and sale through the Agent of the Placement Units.

(b)Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 10 of this Agreement and all representations and warranties of the Partnership herein or in certificates delivered pursuant hereto shall survive, as of their respective dates, regardless of (i) any investigation made by or on behalf of the Agent, any controlling persons, or the Partnership (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Units and payment therefor or (iii) any termination of this Agreement.

12.Termination.

(a)The Agent may terminate this Agreement, by written notice to the Partnership, as hereinafter specified at any time (1) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any Material Adverse Effect, or any development that would reasonably expected to result in a Material Adverse Effect has occurred which, in the reasonable judgment of the Agent, is material and adverse and makes it impractical or inadvisable to market the Placement Units or to enforce contracts for the sale of the Placement Units, (2) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Agent, impracticable or inadvisable to market the Placement Units or to enforce contracts for the sale of the Placement Units, (3) if trading in the BUCs has been suspended or limited by the Commission or the Exchange, or if trading generally on the Exchange has been suspended or limited, or minimum prices for trading have been fixed on the Exchange, (4) if any suspension of trading of any securities of the Partnership on any exchange or in the over-the-counter market shall have occurred and be continuing, (5) if a major disruption of securities settlements or clearance services in the United States shall have occurred and be continuing, or (6) if a banking moratorium has been declared by either U.S. Federal or New York authorities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8 (Expenses), Section 10 (Indemnification), Section 11 (Survival of Representations), Section 17 (Governing Law; Consent to Jurisdiction) and Section 18 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination. If the Agent elects to terminate this Agreement as provided in this Section 12(a), the Agent shall provide the required written notice as specified in Section 13 (Notices).

(b)The Partnership shall have the right, by giving ten days written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8, Section 10, Section 11, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(c)The Agent shall have the right, by giving ten days written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time after the date of this Agreement. Any such termination shall be without liability of any party to any other party except that the provisions of Section 8, Section 10, Section 11, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(d)Unless earlier terminated pursuant to this Section 12, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Units through the Agent on the terms and subject to the conditions set forth herein; provided that the provisions of Section 8, Section 10, Section 11, Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(e)This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties; provided, however, that any such termination by mutual agreement shall in all cases be deemed to provide that Section 8, Section 10, Section 11, Section 17 and Section 18 shall remain in full force and effect.

(f)Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Partnership, as the case may be; provided, further, that any termination of this Agreement in accordance with the terms of Section 12(b) or (c) shall not be effective until the date that is ten days after the date of such written notice. If such termination shall occur prior to the Settlement Date for any sale of Placement Units, such Placement Units shall settle in accordance with the provisions of this Agreement.

(g)Subject to the additional limitations set forth in Section 8 of this Agreement, in the event of termination of this Agreement prior to the sale of any Placement Units, the Agent shall be entitled only to reimbursement of its out-of-pocket expenses actually incurred.

13.Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing, unless otherwise specified, and if sent to the Agent, shall be delivered to:

JonesTrading Institutional Services LLC

32133 Lindero Canyon Road, Suite 208

Westlake Village, CA 91361

Fax No.: (818) 879-5481

Attn: Trent McNair

Email: trentm@jonestrading.com

With a copy to:

JonesTrading Institutional Services LLC

155 Federal Street, Suite 1002

Boston, MA 02110

Attn: Steve Chmielewski, Esq.

E-mail: steve@jonestrading.com

and

Duane Morris LLP

One Riverfront Plaza

1037 Raymond Boulevard

Newark, NJ 07102-5429

Attn: James T. Seery

E-mail: jtseery@duanemorris.com

and if to the Partnership, shall be delivered to:

America First Multifamily Investors, L.P.

c/o Burlington Capital LLC

1004 Farnam Street, Suite 400

Omaha, Nebraska 68102

Attn: Craig S. Allen

E-mail: callen@burlingtoncapital.com

with a copy to:

Barnes & Thornburg LLP

11 S. Meridian Street

Indianapolis, Indiana 46204

Attn: David P. Hooper, Esq.

E-mail: david.hooper@btlaw.com

Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., New York City time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid).

An electronic communication (“Electronic Notice”) shall be deemed written notice for purposes of this Section 13 if sent to the electronic mail address specified by the receiving party under separate cover. Electronic Notice shall be deemed received at the time the party sending Electronic Notice receives verification of receipt by the receiving party. Any party receiving Electronic Notice may request and shall be entitled to receive the notice on paper, in a nonelectronic form (“Nonelectronic Notice”) which shall be sent to the requesting party within ten (10) days of receipt of the written request for Nonelectronic Notice.

14.Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Partnership and the Agent and their respective successors and the affiliates, controlling persons, officers, managers and directors referred to in Section 10 hereof. References to any of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party; provided, however, that the Agent may assign its rights and obligations hereunder to a registered broker-dealer affiliate thereof without obtaining the Partnership’s consent.

15.Adjustments for Stock Splits. The parties acknowledge and agree that all share-related numbers contained in this Agreement shall be adjusted to take into account any unit split, unit distribution or dividend or similar event effected with respect to the Placement Units.

16.Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and Placement Notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Partnership and the Agent. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Agreement.

17.GOVERNING LAW AND TIME; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. THE PARTNERSHIP HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

18.CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREBY, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF (CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

19.Use of Information. The Agent may not use any information gained in connection with this Agreement and the transactions contemplated by this Agreement, including due diligence, to advise any party with respect to transactions not expressly approved by the Partnership.

20.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or other electronic transmission.

21.Effect of Headings. The section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

22.Permitted Free Writing Prospectuses.

The Partnership represents, warrants and agrees that, unless it obtains the prior consent of the Agent (which consent shall not be unreasonably withheld or delayed), and the Agent represents, warrants and agrees that, unless it obtains the prior consent of the Partnership, it has not made and will not make any offer relating to the Placement Units that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Agent or by the Partnership, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Partnership represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

23.Absence of Fiduciary Relationship.

The Partnership acknowledges and agrees that:

(a)The Agent is acting solely as agent in connection with the public offering of the Placement Units and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Partnership or any of its respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Agent, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not the Agent has advised or is advising the Partnership on other matters, and the Agent has no obligation to the Partnership with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c)the Agent has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(d)it is aware that the Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Partnership and the Agent has no obligation to disclose such interests and transactions to the Partnership by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(e)it waives, to the fullest extent permitted by law, any claims it may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty in connection with the sale of Placement Units under this Agreement and agrees that the Agent shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Partnership, employees or creditors of Partnership, other than in respect of the Agent’s obligations under this Agreement and to keep information provided by the Partnership to the Agent and the Agent’s counsel confidential to the extent not otherwise publicly-available.

24.Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means (i) each Representation Date, (ii) the time of each sale of any Placement Units pursuant to this Agreement, and (iii) each Settlement Date.

“Business Day” shall mean any day on which the Exchange and commercial banks in the City of New York are open for business.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Placement Units that (1) is required to be filed with the Commission by the Partnership, (2) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (3) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Placement Units or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Partnership’s records pursuant to Rule 433(g) under the Securities Act Regulations.

“Rule 172,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 424(b),” “Rule 430B,” and “Rule 433” refer to such rules under the Securities Act Regulations.

“Trading Day” means any day on which BUCs are purchased and sold on the Exchange.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Units by the Agent outside of the United States.

If the foregoing correctly sets forth the understanding between the Partnership and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Partnership and the Agent.

Very truly yours,

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

By:	/s/ Craig S. Allen
Name:	Craig S. Allen
Title:	Chief Financial Officer

ACCEPTED as of the date first-above written:

JONESTRADING INSTITUTIONAL SERVICES LLC

By:	/s/ Trent McNair
Name:	Trent McNair
Title:	Chief Financial Officer

SCHEDULE 1

FORM OF PLACEMENT NOTICE

From:	America First Multifamily Investors, L.P.
To:	JONESTRADING INSTITUTIONAL SERVICES LLC
Attention:	_____________________
Subject:	Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Capital on Demand™ Sales Agreement between America First Multifamily Investors, L.P. (the “Partnership”) and JonesTrading Institutional Services LLC (“Agent”), dated December  , 2017, the Partnership hereby requests that the Agent sell up to ____________ of the Partnership’s Beneficial Unit Certificates representing assigned limited partnership units (“BUCs”), at a minimum market price of $_______ per BUC, during the time period beginning [month, day, time] and ending [month, day, time].

SCHEDULE 2

Compensation

The Partnership shall pay to the Agent in cash, upon each sale of Placement Units pursuant to this Agreement, an amount equal to 2% of the gross proceeds from each sale of Placement Units.

SCHEDULE 3

Notice Parties

The Partnership

Chad L. Daffer	cd@ataxz.com
Craig Allen	callen@burlingtoncg.com

With a copy to (which shall not constitute notice):

David P. Hooper	dhooper@btlaw.com

The Agent

Moe Cohen	moec@jonestrading.com
Bryan Turley	bturley@jonestrading.com
John D’Agostini	johnd@jonestrading.com
Ryan Gerety	ryang@jonestrading.com

With a copy to JTCM@jonestrading.com

EXHIBIT 7(l)

Form of Representation Date Certificate

____________________, 20__

This Officers Certificate (this “Certificate”) is executed and delivered in connection with Section 7(l) of the Capital on Demand™ Sales Agreement (the “Agreement”), dated December   , 2017, and entered into between America First Multifamily Investors, L.P. (the “Partnership”) and JonesTrading Institutional Services LLC.  All capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement

The undersigned, a duly appointed and authorized officer of the Partnership, having made all necessary inquiries to establish the accuracy of the statements below and having been authorized by the Partnership to execute this certificate, hereby certifies as follows:

1.

As of the date of this Certificate, (i) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) neither the Registration Statement nor the Prospectus contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading.

2.

Each of the representations and warranties of the Partnership contained in the Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were so true and correct as of such date.

3.

Each of the covenants required to be performed by the Partnership in the Agreement on or prior to the date of the Agreement, this Representation Date, and each such other date as set forth in the Agreement, has been duly, timely and fully performed in all material respects and each condition required to be complied with by the Partnership on or prior to the date of the Agreement, this Representation Date, and each such other date as set forth in the Agreement or in the Waivers has been duly, timely and fully complied with in all material respects.

4.	Subsequent to the date of the most recent financial statements in the Prospectus, there has been no Material Adverse Effect.
5.

No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or threatened by any securities or other governmental authority (including, without limitation, the Commission).

The undersigned has executed this Officer's Certificate as of the date first written above.

America First Multifamily Investors, L.P.

By:
Name:
Title:

40